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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Gaiam, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Gaiam, Inc.
360 Interlocken Boulevard
Broomfield, Colorado 80021

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, MAY 18, 2004

To our shareholders:

        The 2004 annual meeting of shareholders of Gaiam, Inc., a Colorado corporation, will be held on Tuesday, May 18, 2004, at 9:30 a.m. at Hotel Boulderado, 2115 13th Street, Boulder, Colorado 80302, for the following purposes:

  1.
  to elect all six directors of Gaiam to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; and

  2.
  to transact such other business as may properly come before the annual meeting, or any adjournment(s) or postponement(s) thereof.

        Gaiam's board of directors has fixed the close of business on Tuesday, April 6, 2004, as the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting. A complete list of shareholders entitled to vote at the annual meeting will be available for inspection by any shareholder of Gaiam prior to the annual meeting, upon written request showing a proper purpose, during normal business hours at Gaiam's Broomfield, Colorado office. Only shareholders of record on the April 6, 2004 record date are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

        A copy of Gaiam's Annual Report to Shareholders for the year ended December 31, 2003, a proxy statement and a proxy card accompany this notice. These materials are first being sent to shareholders on or about April 12, 2004.

        Shareholders are cordially invited to attend the annual meeting in person. To assure you are represented at the annual meeting, please complete and sign the enclosed proxy card and return it promptly.

By Order of the Board of Directors,

Lynn Powers, Secretary Broomfield, Colorado April 12, 2004

        YOUR VOTE IS IMPORTANT. WE URGE YOU TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

Gaiam, Inc.
360 Interlocken Boulevard
Broomfield, Colorado 80021

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2004

        This proxy statement and the accompanying proxy card are being furnished to the shareholders of Gaiam, Inc. in connection with the solicitation of proxies by and on behalf of the Board of Directors of Gaiam for use at its 2004 annual meeting of shareholders to be held on Tuesday, May 18, 2004, starting at 9:30 a.m. at Hotel Boulderado, 2115 13th Street, Boulder, Colorado 80302, and at any adjournment(s) or postponement(s) thereof. This proxy statement and the accompanying proxy card are being mailed to shareholders on or about April 12, 2004.

PURPOSE OF ANNUAL MEETING

        At the annual meeting, shareholders will be asked: (i) to elect all six directors of Gaiam to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; and (ii) to transact such other business as may properly be brought before the annual meeting. Our Board recommends a vote "FOR" the election of the six nominees for directors of Gaiam listed below.

QUORUM AND VOTING RIGHTS

        The presence, in person or by proxy, of the holders of a majority of the outstanding votes eligible to be cast with respect to Class A and Class B Common Stock is necessary to constitute a quorum at the annual meeting. Only shareholders of record at the close of business on the record date, Tuesday, April 6, 2004, will be entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 9,216,027 shares of Class A Common Stock, par value $.0001, and 5,400,000 shares of Class B Common Stock, par value $.0001, outstanding and entitled to vote. Holders of Class A Common Stock as of the record date are entitled to one vote for each share held and holders of Class B Common Stock as of the record date are entitled to ten votes for each share held. The holders of the Class A and Class B Common Stock will vote together. Once a quorum is present, the affirmative vote of a majority of the votes eligible to be cast on the subject matter shall be the act of the shareholders.

        Mr. Jirka Rysavy, our Chairman and Chief Executive Officer, holds all 5,400,000 outstanding shares of Class B Common Stock and 2,136,200 shares of Class A Common Stock (or approximately 23% of the outstanding shares of Class A Common Stock). These shares are sufficient to constitute a quorum and to elect all Gaiam directors, and Mr. Rysavy has indicated that he plans to be present at the meeting and vote in favor of the directors nominated by the Gaiam Board of Directors.

        All shares of Common Stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with the instructions indicated in the proxies. Directors will be elected by a plurality of the votes cast. If no instructions are indicated, the shares will be voted "FOR" the election of the six nominees for director of Gaiam listed under "Election of Directors." Abstentions and broker non-votes will have no effect on the result of the vote, although they will count towards the presence of a quorum. Because director nominees must receive a plurality of the votes cast at the annual meeting, a vote withheld from a particular nominee or from all nominees will not affect the election of that nominee. Any shareholder executing a proxy has the power to revoke the proxy at any time prior to its exercise. A proxy may be revoked prior to exercise by (a) filing with Gaiam a written revocation of the proxy, (b) appearing at the annual meeting and voting in person, or (c) submitting to Gaiam a duly executed proxy bearing a later date.

        The cost of preparing, printing, assembling and mailing this Proxy Statement and other material furnished to shareholders in connection with the solicitation of proxies will be borne by Gaiam. In addition to the solicitation of proxies by use of the mails, officers, directors and regular employees of Gaiam may solicit proxies by written communication, telephone or telegraph. These persons are to receive no special compensation for any solicitation activities.

        IT IS THE INTENTION OF THE AGENTS DESIGNATED IN THE ENCLOSED PROXY CARD TO VOTE "FOR" THE ELECTION OF ALL SIX NOMINEES FOR DIRECTOR IDENTIFIED BELOW UNLESS AUTHORITY IS WITHHELD BY THE SHAREHOLDER GRANTING THE PROXY. IF ANY NOMINEE BECOMES UNAVAILABLE TO SERVE FOR ANY REASON, THE PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE OR NOMINEES TO BE SELECTED BY GAIAM'S BOARD, UNLESS THE SHAREHOLDER WITHHOLDS AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS. JIRKA RYSAVY, WHO HOLDS APPROXIMATELY 23% OF THE OUTSTANDING SHARES OF CLASS A COMMON STOCK AND 100% OF THE OUTSTANDING SHARES OF CLASS B COMMON STOCK, HAS INFORMED GAIAM THAT HE INTENDS TO VOTE HIS SHARES IN FAVOR OF THE NOMINEES SET FORTH IN THIS PROXY STATEMENT.

PROPOSAL 1—ELECTION OF DIRECTORS

Nominees for Election as Directors

        The Board proposes that Jirka Rysavy, Lynn Powers, James Argyropoulos, Barnet M. Feinblum, Barbara Mowry and Paul H. Ray be elected as directors of Gaiam to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. Unless contrary instructions are given, the proxies will be voted for these nominees. Each nominee has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable for service. If for any unforeseen reason any nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

        The names of the nominees, their ages, the years in which they began serving as directors, and positions are set forth below.

        JIRKA RYSAVY—age 49—Founder, Chairman and Chief Executive Officer of Gaiam. He has been Chairman since Gaiam's inception and became the full-time Chief Executive Officer in December 1998. In 1986, Mr. Rysavy founded Corporate Express, Inc., which, under his leadership, grew to become a Fortune 500 company supplying office and computer products and services. He was its Chairman and Chief Executive Officer until September 1998. Mr. Rysavy also founded and served as Chairman and Chief Executive Officer of Crystal Market, a health foods market, which was sold in 1987 to become the first Wild Oats Markets store.

        LYNN POWERS—age 55—President, Director and Chief Executive Officer of North American operations of Gaiam. Ms. Powers has been President and a Director since February 1996. From February 1996 until September 2001, she was Chief Operating Officer, when she was promoted to Chief Executive Officer of North American operations. From 1992 to 1996, she was Chief Executive Officer of La Scelta, an importer of natural fiber clothing products. Before that, Ms. Powers was Senior Vice President Marketing/Strategic Development and Vice President Merchandising of Miller's Outpost, a specialty retailer.

        JAMES ARGYROPOULOS—age 60—Director since May 2002. Mr. Argyropoulos is the founder and Chairman of The Walking Company, a lifestyle specialty retailer. Previously Mr. Argyropoulos served as Chairman and Chief Executive Officer of The Cherokee Group Inc., a shoe manufacturing and apparel business he founded in 1972.

        BARNET M. FEINBLUM—age 56—Director since October 1999. Mr. Feinblum is the President and Chief Executive Officer of Organic Vintners, a marketer of organic wines. Mr. Feinblum was the President, Chief Executive Officer and Director of Horizon Organic Dairy from May 1995 to January 2000. From July 1993 through March 1995, Mr. Feinblum was the President of Natural Venture Partners, a private investment company. From August 1976 until August 1993, Mr. Feinblum held various positions at Celestial Seasonings, Inc., including President, Chief Executive Officer, and Chairman of the Board. Mr. Feinblum is also a director of Seventh Generation, Inc.

        BARBARA MOWRY—age 56—Director since October 1999. Since 2003, Ms. Mowry has been Chief Executive Officer of Silver Creek Systems, a provider of data quality management software. From 1997 until February 2001, Ms. Mowry was the President and Chief Executive Officer of Requisite Technology, a business-to-business e-commerce company specializing in the creation and management of electronic content and catalogs. Prior to joining Requisite Technology, Ms. Mowry was an officer of Telecommunications, Inc. (cable television) from 1995 to 1997. In 1990, Ms. Mowry founded, and until 1995 served as Chief Executive Officer of, The Mowry Company, a relationship marketing firm focusing on the development of long-term customer relationships for businesses.

        PAUL H. RAY—age 64—Director since October 1999. Since 2000, Mr. Ray has been the Chief Executive Officer of Integral Partnerships LLC, a consulting firm specializing in Cultural Creative topics. From 1986 until 2000, he was Executive Vice President of American LIVES, Inc., a market research and opinion-polling firm. Prior to joining American LIVES, Mr. Ray was Chief of Policy Research on Energy Conservation at the Department of Energy, Mines and Resources of the Government of Canada from 1981 to 1983. From 1973 to 1981, Mr. Ray was Associate Professor of Urban Planning at the University of Michigan. He is the author of "The Integral Culture Survey," which first identified the Cultural Creatives subculture.

        Each director serves for a one-year term. Each officer serves at the discretion of our Board. There are no family relationships among any of the directors or officers of Gaiam.

Committees and Meetings of the Board of Directors

        The Gaiam Board of Directors meets regularly during the year. The Board of Directors has determined that each of Messrs. Argyropoulos, Feinblum and Ray and Ms. Mowry are independent as defined by the listing standards of the Nasdaq Stock Market.

        In 2003, our Board held six meetings, including regularly scheduled and special meetings. Each director who served as director attended over 75% of the aggregate number of meetings of our Board and of the committees of our Board on which the director served during 2003; except for Mr. Ray, who attended 70% of the Board and committee meetings.

        The Board expects the majority of its directors to attend the annual meeting, and in 2003, five of our six directors did so. Gaiam's policy on attendance by directors at the annual meeting encourages our directors to attend the annual meeting unless they have a scheduling conflict.

        The Board of Directors generally has four regularly scheduled meetings during the year, and our four independent directors generally schedule their executive sessions (without management present) adjacent to a regularly scheduled Board meeting. Our Board has standing audit and compensation committees. We have adopted written charters for both committees. The current charter of our audit committee is attached as Exhibit A to this proxy statement.

        Audit Committee.    During 2003, the audit committee consisted of Messrs. Feinblum and Argyropoulos and Ms. Mowry, and each member of the committee is independent within the meaning of rules of Nasdaq Stock Market. During 2003, Barnet Feinblum served as chairperson of the audit committee and its "audit committee financial expert," as defined by the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002. The audit committee is responsible for the appointment, compensation and oversight of Gaiam's auditor and for approval of any non-audit services provided by the auditor. The audit committee also oversees (a) management's maintenance of the reliability and integrity of our accounting policies and financial reporting and disclosure practices; (b) management's establishment and maintenance of processes to assure that an adequate system of internal control is functioning; and (c) management's establishment and maintenance of processes to assure our compliance with all laws, regulations and company policies relating to financial reporting. The audit committee held seven meetings during 2003.

        Compensation Committee.    The compensation committee consisted of Messrs. Feinblum, Argyropoulos, and Ray and Ms. Mowry during 2003. During 2003, Barbara Mowry served as chairperson of the compensation committee. The compensation committee establishes compensation amounts and policies applicable to executive officers, establishes salaries, bonuses and other compensation plans and matters for executive officers of Gaiam and administers Gaiam's stock option plans and employee stock purchase plan. The compensation committee held four meetings during 2003.

        We do not have a nominating committee, and nominations for directors are made by our full Board. Gaiam is exempt from Nasdaq Stock Market rules with respect to nominating committees because Gaiam may be deemed a controlled company on the basis of Mr. Rysavy's control of more than 50% of Gaiam's voting power. Our bylaws set forth certain procedures that are required to be followed by shareholders in nominating persons for election to our Board. Generally, written notice of a proposed nomination must be received by Gaiam's Corporate Secretary not later than the 45th day nor earlier than the 70th day prior to the anniversary of the mailing of the preceding year's proxy materials.

Directors' Compensation

        Directors who are not employees of Gaiam or its affiliates are paid a fee of $3,000 for each meeting of our Board that they attend, and a fee of $1,000 for each telephonic meeting attended. In addition, non-employee directors are paid a fee of $500 for attendance at each committee meeting and $250 for each telephonic meeting attended. Non-employee chairpersons of each standing committee receive an annual fee of $1,000. All directors elected to receive their 2003 compensation in Gaiam common stock.

EXECUTIVE OFFICERS OF GAIAM

        Set forth below is certain information regarding Gaiam's executive officers. Biographical information with respect to Mr. Rysavy and Ms. Powers is set forth above under "Election of Directors."

Name	Age	Position
Jirka Rysavy	49	Founder, Chairman of the Board and Chief Executive Officer
Lynn Powers	55	President and Director Of Gaiam, Chief Executive Officer Of North American Operations

BENEFICIAL OWNERSHIP OF SHARES

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 6, 2004, except as noted, for (i) each person (or group of affiliated persons) who, insofar as Gaiam has been able to ascertain, beneficially owned more than 5% of the outstanding shares of Class A or Class B Common Stock of Gaiam, (ii) each director and nominee for director, (iii) each officer listed in the Summary Compensation table below, and (iv) all current directors and officers as a group.

Title of Class of Common Stock	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class
Class A	Jirka Rysavy	7,736,200	(3)(4)	52.22%
	Columbia Wanger Asset Management(5)	1,125,000	(5)	12.20%
	Capital Group International, Inc.(6)	728,810	(6)	7.90%
	Wentworth, Hauser & Violich(7)	691,341	(7)	7.50%
	Lynn Powers	373,800	(4)	3.94%
	James Argyropoulos	233,415	(4)(8)	2.53%
	Janet Mathews	29,200	(4)	*
	Barnet Feinblum	27,089	(4)(9)	*
	Barbara Mowry	18,151	(4)	*
	Paul Ray	16,121	(4)	*
	Eva Williams	2,400	(4)	*
	All directors and officers as a group (8 persons)	8,436,376	(3)(4)	55.64%
Class B	Jirka Rysavy	5,400,000		100.0%
	All directors and officers as a group (8 persons)	5,400,000		100.0%

*
Indicates less than one percent ownership

(1)
The address of all persons listed is 360 Interlocken Blvd., Broomfield, Colorado, 80021, except as otherwise noted.

(2)
This table is based upon information supplied by officers, directors and principal shareholders on Schedule 13Gs and Forms 3, 4 and 5 filed with the Securities and Exchange Commission. All beneficial ownership is direct, except as otherwise noted. Share amounts include stock options exercisable within 60 days of April 6, 2004.

(3)
Includes 5,400,000 shares of Class A Common Stock obtainable upon conversion of Class B Common Stock.

(4)
Includes the following shares issuable upon the exercise of stock options which can be exercised within sixty days of April 6, 2004: Mr. Rysavy, 200,000; Ms. Powers, 274,800; Mr. Argyropoulos, 10,000; Ms. Mathews, 28,600; Mr. Feinblum, 10,000; Ms. Mowry, 10,000; Mr. Ray, 10,000; and Ms. Williams, 2,400.

(5)
Based on a Schedule 13G filed as of February 13, 2004. The address for Columbia Wanger Asset Management, L.P. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

(6)
Based on a Schedule 13G filed as of February 13, 2004. The address for Capital Group International, Inc. is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025.

(7)
Based on a Schedule 13G filed as of February 6, 2004. The address for Wentworth, Hauser & Violich is 353 Sacramento Street, Suite 600, San Francisco, CA 94111.

(8)
Includes 220,000 shares of Class A Common Stock held by Argyropoulos Investors.

(9)
Includes 4,000 shares of Class A Common Stock held by Mr. Feinblum's wife, as to which Mr. Feinblum disclaims beneficial ownership.

SUMMARY COMPENSATION TABLE(1)

        The following table sets forth certain summary information regarding individual compensation paid to the Chief Executive Officer and the other four most highly compensated officers of Gaiam for all services rendered in all capacities to Gaiam and its subsidiaries for the years ended December 31, 2003, 2002 and 2001:

		Annual Compensation		Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)
Jirka Rysavy Chairman and Chief Executive Officer	2003 2002 2001	166,923 171,154 159,231	— — —	— — —	— — —
Lynn Powers President, Chief Executive Officer of North American Operations and Director	2003 2002 2001	166,923 171,154 159,231	— 80,000 150,000	200,000 — 110,000	— — —
Eva Williams Vice President—Sales(2)	2003 2002	150,000 15,000	13,000 —	60,000 —
Janet Mathews Vice President—Chief Financial Officer	2003 2002 2001	140,000 134,231 125,000	— 37,500 110,000	40,000 10,000 10,000
Howard Ronder Vice President—Creative(3)	2003 2002 2001	140,000 132,077 109,098	— 30,000 —	10,000 20,000 5,000	44,304

(1)
No other annual compensation payments, awards of restricted stock, or payouts under long term incentive plans (as defined by the applicable federal securities regulations) were made during 2003, 2002 or 2001. Therefore the columns for such compensation otherwise required by applicable federal securities regulations have been omitted.

(2)
Ms. Williams joined us in November 2002.

(3)
All Other Compensation reported for Mr. Ronder includes relocation benefits of $44,304 for 2002. In 2002, Gaiam agreed to loan Mr. Ronder $55,696, of which $32,777 was disbursed to Mr. Ronder and $22,919 was retained by Gaiam for payment of applicable withholding taxes in the event the loan was discharged. Gaiam agreed to forgive the loan if Mr. Ronder remained employed by Gaiam through February 2004. The loan was cancelled in February 2004 and $55,696 in All Other Compensation will be reported for fiscal 2004.

Stock Option Grants

        The following table provides information with respect to the individual stock option grants during 2003 to the officers named in the Summary Compensation table under Gaiam's 1999 Long-Term Incentive Plan. Options granted under the plan vest at 2% per month during the 11th through 60th month after the grant.

OPTION GRANTS IN LAST YEAR

		Individual Grants Percent of Total Options Granted to Employees in Year
					Potential Realizable Value at Assumed Rates of Stock Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted (#)
Name			Exercise or Base Price ($/Share)
				Expiration Date	5% ($)	10% ($)
Jirka Rysavy	—	—	—	—	—	—
Lynn Powers	200,000	40.8%	$5.30	November 20, 2010	431,526	1,005,640
Eva Williams	60,000	12.2%	$5.30	May 22, 2010	129,458	301,692
Janet Mathews	40,000	8.2%	$5.30	May 22, 2010	86,305	201,128
Howard Ronder	10,000	2.0%	$5.30	May 22, 2010	21,576	50,282

(1)
The 5% and 10% assumed annual rates of compound stock price appreciation over the term of the options are computed in accordance with the rules and regulations of the Securities and Exchange Commission and do not represent Gaiam's estimate of stock price appreciation or a projection by Gaiam of future stock prices.

Stock Option Exercises and Holdings

        The following table identifies the number and value of unexercised options for the officers named in the Summary Compensation table at December 31, 2003. No options were exercised during 2003, and, accordingly, columns for shares acquired and value realized for stock options exercised by the officers during 2003 have been omitted.

DECEMBER 31, 2003 OPTION VALUES

	Number of Shares Underlying Unexercised Options at December 31, 2003 (#)
			Value of Unexercised In-the-Money Options at December 31, 2003 ($)(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Jirka Rysavy	176,000	24,000	277,200	37,800
Lynn Powers	233,800	326,200	221,760	160,240
Eva Williams	0	60,000	0	39,000
Janet Mathews	22,800	57,200	17,850	33,400
Howard Ronder	10,100	29,900	6,930	7,445

(1)
The aggregate amount is based on the difference between the exercise price of the individual stock options and the closing price of $5.95 for Gaiam's shares as reported on the NASDAQ National Market on December 31, 2003.

Employment Contracts and Termination of Employment

        Gaiam does not have any employment agreements with any of its executive officers and does not typically enter into written employment agreements with any employees. However, Gaiam's directors, officers and managers are required to sign a confidentiality agreement and, upon receiving a stock option grant, a two-year non-compete agreement commencing with the date they leave Gaiam.

INDEPENDENT AUDITOR MATTERS

        Independent Auditors.    Ernst & Young LLP served as our independent auditor for the year ended December 31, 2003. Representatives of Ernst & Young LLP are not expected to attend the annual meeting.

        Audit Committee Report.    Gaiam's management is responsible for preparing Gaiam's consolidated financial statements in accordance with accounting principles generally accepted in the United States. Gaiam's independent auditor is responsible for auditing our consolidated financial statements in accordance with generally accepted auditing standards in the United States. The audit committee's responsibility is to oversee these auditing, accounting and financial reporting processes.

        The audit committee has reviewed and discussed Gaiam's audited consolidated financial statements for year 2003 with Gaiam's management and independent auditor, discussed with the independent auditor the matters required by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 ("Communication with Audit Committees"), received written disclosures from the independent auditor required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") and discussed with the independent auditor its independence. The audit committee also considered whether the independent auditor's provision of non-audit services to Gaiam and its subsidiaries is compatible with the auditor's independence. Additionally, the audit committee discussed with Gaiam's management and the independent auditor other matters, as the committee deemed appropriate. Based on the audit committee's review of Gaiam's audited consolidated financial statements and the audit committee's discussions with Gaiam's management, the audit committee recommended to the Gaiam Board that Gaiam's audited consolidated financial statements for 2003 be included in Gaiam's Annual Report on Form 10-K for 2003, which has been filed with the Securities and Exchange Commission.

Audit Committee
Barnet Feinblum, Chairperson James Argyropoulos Barbara Mowry

February 24, 2004

        This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that Gaiam specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed to be soliciting material.

AUDIT AND NON-AUDIT FEES

        The following table presents fees for professional services rendered by Ernst & Young LLP for the audit of the Company's consolidated financial statements for the years ended December 31, 2003 and 2002, and fees billed for other services rendered by Ernst & Young LLP during those periods.

Audit and Non-Audit Fees (in $000's)	2003	2002
Audit fees(1)	$243	$216
Audit related fees(2)	—	10
Tax fees(3)	—	378

Total	$243	$604

(1)
Audit fees consisted of audit work and review services, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, comfort letters, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)
Audit related fees consisted of consultative services on proposed transactions and accounting.

(3)
Tax fees represent fees charged for services for tax advice, tax compliance and domestic and international tax planning.

        In accordance with the policies of our audit committee and legal requirements, all services to be provided by Ernst & Young are pre-approved by the audit committee. Pre-approved services include audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full audit committee for up to a year, and such services relate to a particular defined task or scope of work and are subject to a specific budget. In other cases, the chairman of the audit committee has the delegated authority from the audit committee to pre-approve additional services, and such action is then communicated to the full audit committee. To avoid certain potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its auditing firm. If we need such services, we obtain them from other service providers.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The compensation committee of the Board of Directors consists of Messrs. Feinblum, Argyropoulos and Ray and Ms. Mowry, each of whom qualifies as a non-employee director under Rule 16b-3 under the Exchange Act. The compensation committee sets compensation policies applicable to executive officers, has the authority to approve salaries and bonuses and other compensation matters for these executive officers and administers Gaiam's 1999 Long-Term Incentive Plan.

Executive Compensation Philosophy

        Gaiam's executive compensation policy is designed with the goals of ensuring that an appropriate relationship exists between executive pay and corporate performance, while at the same time motivating and retaining highly qualified executive officers, and providing total compensation that is competitive with companies in comparable industries or other companies of comparable size, growth and performance. Gaiam's policies emphasize compensation through long-term equity participation.

Executive Compensation Components

        The key components of Gaiam's compensation program are base salary, eligibility for annual incentive bonus awards and equity participation in the form of stock options. Executive officers are also entitled to customary benefits generally available to all employees of Gaiam, including group medical, dental, life and disability insurance and participation in 401(k) and employee stock purchase plans. The compensation of Gaiam's executive officers, including its Chief Executive Officer, is not based on any specific relationship to Gaiam's corporate performance.

Chief Executive Officer Compensation

        During 2002, Mr. Rysavy's annual salary increased from $165,000 to $175,000, which the Board of Directors believed to be a modest salary level given the importance of Mr. Rysavy to the future of Gaiam. During 2003, Mr. Rysavy voluntarily reduced his annual salary to $165,000.

Compensation Committee
Barbara Mowry, Chairperson Barnet Feinblum Paul Ray James Argyropoulos

February 24, 2004

        This report of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that Gaiam specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed to be soliciting material.

STOCK PERFORMANCE GRAPH

        The following graph compares the percentage change in cumulative total shareholder return on the Class A Common Stock since October 28, 1999, the date of Gaiam's initial public offering, with the cumulative total return on the NASDAQ Composite Index and a Peer Group index. The comparison assumes $100 was invested on October 29, 1999 in Class A Common Stock at the initial public offering price and in each of the indices and assumes reinvestment of dividends, if any, since that date. Gaiam has not paid cash dividends on the Class A Common Stock. Historic stock price is not indicative of future stock price performance.

Comparative Stock Performance

        As required by applicable rules of the Securities and Exchange Commission, set forth below is a performance graph prepared based upon the following assumptions:

  1.
  $100 was invested on October 29, 1999 in the initial public offering, in Gaiam's Class A Common Stock and a peer group of other lifestyle companies, selected in good faith, comprised of Harley-Davidson, Inc.; Martha Stewart Living Omnimedia, Inc.; and Starbucks Corporation.

  2.
  Reinvestment of dividends, if any.

COMPARISON OF 50 MONTH CUMULATIVE TOTAL RETURN*
AMONG GAIAM INC, THE NASDAQ STOCK MARKET (U.S.) INDEX,
AND A PEER GROUP

*$100 invested on 10/29/99 in stock or index-
including reinvestment of dividends
Fiscal year ending December 31.

	Cumulative Total Return
	10/29/99	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Gaiam, Inc.	$100.00	$317.50	$308.76	$436.00	$207.40	$119.00
Peer Group	$100.00	$100.08	$141.18	$163.59	$149.84	$186.54
Nasdaq Stock Market Index (U.S.)	$100.00	$136.76	$82.48	$65.47	$45.26	$67.67

        This Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that Gaiam specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act and is not to be deemed to be soliciting material.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires Gaiam's directors, officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of Gaiam's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Class A Common Stock and other equity securities of Gaiam. Directors, officers and 10% holders are required by Securities and Exchange Commission regulations to furnish Gaiam with copies of all of the Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to Gaiam and the representations made by the reporting persons to Gaiam, Gaiam believes that during 2003 its directors, officers and 10% holders complied with all the filing requirements under Section 16(a) of the Exchange Act, except Mr. Argyropoulos inadvertently failed to make one filing within the prescribed reporting timeframe with respect to shares sold by Argyropoulos Investors. In addition, during 2004 Gaiam became aware that Mr. Ray inadvertently failed to make one filing within the prescribed reporting timeframe with respect to shares acquired in 2000 for his service as a director.

SHAREHOLDER PROPOSALS

        Shareholders may submit proposals on matters appropriate for shareholder action at Gaiam's annual meetings consistent with regulations adopted by the Securities and Exchange Commission. For shareholder proposals to be considered for inclusion in Gaiam's proxy statement and form of proxy relating to the 2005 annual meeting of shareholders, they must be received by Gaiam not later than December 14, 2004, unless the date of the 2005 meeting of shareholders is changed by more than 30 days from May 18, 2005.

        In addition, under the terms of Gaiam's Bylaws, unless the date of the 2005 meeting of shareholders is changed by more than 30 days from May 18, 2005, shareholders who intend to present an item of business or nomination at the 2005 annual meeting of shareholders (other than a proposal submitted for inclusion in Gaiam's proxy material(s)) must provide notice in writing of such business or nomination to Gaiam no earlier than February 1, 2005 and no later than February 26, 2005.

        Such written notice must contain specified information, including, among other things, information as would be required to be included in a proxy statement under Securities and Exchange Commission rules, as set forth more fully in our Bylaws. All proposals or other notices should be addressed to Gaiam at 360 Interlocken Boulevard, Broomfield, Colorado 80021, Attention: Secretary.

DELIVERY OF MATERIALS

        Securities and Exchange Commission rules permit a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding. In accordance with a notice that is being sent to certain beneficial shareholders (who share a single address) only one annual report and proxy statement will be sent to that address unless any shareholder at that address gave contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, please contact Computershare Trust Company (Gaiam's transfer agent & registrar) in writing by mailing to Computershare Trust Company, Attention: Householding, 350 Indiana Street, Suite 800, Golden, CO 80401, or by faxing your request to: 303-262-0700. You can also contact Gaiam by calling 303-222-3600.

COMMUNICATION WITH THE BOARD

        Shareholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to the Gaiam Board of Directors, c/o Corporate Secretary, Gaiam, Inc., 360 Interlocken Boulevard, Broomfield, CO 80021. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

OTHER MATTERS

        Management does not intend to present, and has no information as of the date of preparation of this proxy statement that others will present, any business at the annual meeting, other than business pertaining to matters set forth in the notice of annual meeting and this proxy statement. However, if other matters requiring the vote of the shareholders properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the proxies held by them in accordance with their best judgment on such matters.

YOUR VOTE IS IMPORTANT

        WE URGE YOU TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED.

Exhibit A

Gaiam, Inc.
Audit Committee Charter

Purpose

        The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's independent auditors, (4) the compliance by the Company with legal and regulatory requirements, and (5) the Company's internal controls. The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Committee Membership

        The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the applicable independence and experience requirements of the NASDAQ National Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the SEC. At least one member of the Audit Committee shall be a financial expert as defined by the SEC. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members of the Audit Committee shall be appointed by, and may be replaced by, the Board at anytime. Audit committee members will meet independence requirements.

Meetings

        The Audit Committee shall meet as often as it determines. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee. The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

  1.
  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and advise the Board as to any issues that may preclude the audited financial statements from being included in the Company's Form 10-K.

  2.
  The Company's independent auditor should initiate discussions with the Audit Committee if significant issues need to be addressed based on the auditors' review of the Company's quarterly financial statements and its Form 10-Q.

  3.
  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

  4.
  Review and discuss quarterly reports from the independent auditors on:

    (a)
    All critical accounting policies and practices to be used.

    (b)
    All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

    (c)
    Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  5.
  Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

  6.
  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as any off-balance sheet structures on the Company's financial statements.

  7.
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  8.
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  9.
  Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

  10.
  Review and evaluate the lead partner of the independent auditor team.

  11.
  Obtain and review a report from the independent auditor at least annually regarding

    (a)
    the independent auditor's internal quality-control procedures,

    (b)
    any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,

    (c)
    any steps taken to deal with any such issues, and

    (d)
    all relationships between the independent auditor and the Company.

        Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

  12.
  Ensure the rotation of the lead (or coordinating) audit partner occurs in accordance with the policies of the auditing firm.

  13.
  Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

  14.
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

  15.
  Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

  16.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  17.
  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

  18.
  Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Approval of Related Party Transactions

  19.
  Review and approve all related-party transactions other than executive compensation matters approved by the Company's Compensation Committee.

Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

GAIAM, INC.
Proxy for Annual Meeting of Shareholders
May 18, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAIAM, INC.

        The undersigned hereby appoints Jirka Rysavy and Lynn Powers as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class A Common Stock of Gaiam, Inc. held of record by the undersigned on April 6, 2004, at the 2004 annual meeting of shareholders of Gaiam, Inc. and any adjournment or postponement thereof, as follows:

        The undersigned has received the Notice of Meeting, the proxy statement relating to the annual meeting of shareholders to be held May 18, 2004, and Gaiam's Annual Report for its year ended December 31, 2003, and hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS INDICATED.

        PLEASE SIGN AND RETURN PROMPTLY.

A. ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR the listed nominees.

  01—Jirka Rysavy
  02—Lynn Powers
  03—James Argyropoulos
  04—Barnet M. Feinblum
  05—Barbara Mowry
  06—Paul H. Ray

☐	FOR all nominees
☐	WITHHOLD AUTHORITY to vote for all nominees
☐	FOR ALL EXCEPT: to withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the space provided to the right:

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. Management is not presently aware of any such matters to be presented for action.

Signature 1	Signature 2	Dated:	, 2004

Please sign exactly as your name or names appear on this proxy. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such, and where more than one executor, etc., is named, a majority must sign. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign full partnership name by an authorized person.

☐	Mark this box with an X if you have made changes to your name or address details.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 18, 2004
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2004
PURPOSE OF ANNUAL MEETING
QUORUM AND VOTING RIGHTS
PROPOSAL 1—ELECTION OF DIRECTORS
Committees and Meetings of the Board of Directors
EXECUTIVE OFFICERS OF GAIAM
BENEFICIAL OWNERSHIP OF SHARES
SUMMARY COMPENSATION TABLE(1)
OPTION GRANTS IN LAST YEAR
DECEMBER 31, 2003 OPTION VALUES
INDEPENDENT AUDITOR MATTERS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
DELIVERY OF MATERIALS
COMMUNICATION WITH THE BOARD
OTHER MATTERS
Gaiam, Inc. Audit Committee Charter